UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2005

CSG SYSTEMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27512	47-0783182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7887 East Belleview, Suite 1000, Englewood, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 796-2850

Check the appropriated box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As explained in Item 5.02 below, on June 29, 2005, CSG Systems International, Inc. (“CSG”) elected James A. Unruh as a new member of the CSG Board of Directors. In conjunction with Mr. Unruh’s election, the CSG Board of Directors directed that the form of Indemnification Agreement between CSG Systems International, Inc. and Directors and Executive Officers be executed and delivered, effective June 29, 2005, to Mr. Unruh. Under the indemnification agreement, CSG would indemnify Mr. Unruh to the fullest extent permitted by law, against all expenses incurred if he were to become party to civil, criminal, administrative, investigative or other actions related to his services as a director of CSG. A copy of CSG’s standard indemnification agreement has been previously filed with the Securities and Exchange Commission.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

James A. Unruh:

On June 29, 2005, CSG elected James A. Unruh as a new member of the CSG Board of Directors. The Revised By-Laws of CSG Systems International, Inc. (“Revised By-Laws”) provide for its Board of Directors to be divided into three classes, each class having a three-year term. Mr. Unruh will be a member of the Class III directors, with a term of office to continue until the annual meeting of stockholders of CSG to be held in 2006. Mr. Unruh will also serve on the Compensation Committee.

Mr. Unruh does not have any family relationships with any executive officer or director of CSG or its affiliates. He is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Neal C. Hansen:

On June 29, Neal C. Hansen, Chairman of the Board (“Chairman”) of CSG, resigned from the CSG Board of Directors, effective at the close of business on June 30, 2005. Mr. Hansen’s Board term was set to expire in 2006. In addition, in accordance with the Sixth Amendment to Employment Agreement with Neal C. Hansen, dated March 8, 2005, on June 30, 2005, Mr. Hansen resigned as Chairman of CSG, effective at the close of business on June 30, 2005.

A copy of CSG’s press release announcing Mr. Unruh’s election and Mr. Hansen’s resignation, dated July 6, 2005, is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release of CSG Systems International, Inc, dated July 6, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2005

CSG SYSTEMS INTERNATIONAL, INC.

By:	/s/ Randy Wiese
Randy Wiese, Principal
Accounting Officer

CSG Systems International, Inc.

Form 8-K

Exhibit Index

99.1	Press release of CSG Systems International, Inc, dated July 6, 2005